Fortis Series Fund, Inc.
March 1, 2000
Supplement to Fortis Series Fund Prospectus Dated May 1, 1999

The following information is inserted between the first and second paragraphs of the Investment Adviser section of the prospectus on page 24. In addition, the first sentence of the second paragraph is deleted.

Each Series pays Advisers a monthly fee for providing investment advisory services. The services provided by Advisers include:

1) General management of all Series.

2) Investment management for those Series that do not have a sub-adviser.

3) Ultimate responsibility (subject to oversight by the Fund's Board of Directors) to oversee any sub-advisers hired to manage all or a portion of any of the Series and recommend the hiring, termination and replacement of sub-advisers.

The Fund has received an exemptive order from the Securities and Exchange Commission under which the Fund uses a "Manager of Managers" structure. This permits
Advisers to appoint new sub-advisers, with approval by the Fund's Board of Directors and without obtaining approval from those contract holders who participate in the applicable Series. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. Advisers will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

The following information replaces all of the information on pages 4 and 5 of the prospectus, except the section on Series performance:

Multi-Sector Bond Series

From its inception on January 3, 1995 until March 13,
2000, this Series was managed by a different sub-adviser and was named the Global Bond Series. As the Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities. As of March 13, 2000, the Series will be sub-advised by AIM Advisors in the manner described below.

Objective

The objective of Multi-Sector Bond Series is to achieve a high level of current income consistent with reasonable concern for safety of principal.

Principal investment strategies

Multi-Sector Bond Series pursues its objective by investing primarily in fixed-rate corporate debt and U.S. Government obligations.

The Series may invest up to 40% of its total assets in securities of foreign governments and companies.

The Series may invest up to 35% of its total assets in non-investment grade corporate bonds (sometimes referred to as "junk bonds" or "high yield" securities) and unrated corporate bonds deemed by the Series' sub-adviser to be of comparable quality. The Series may also invest in preferred stock issues and convertible corporate debt.

The Series' sub-adviser, A I M Advisors, Inc. ("AIM"), focuses on securities that it believes have favorable prospects for current income, consistent with its concern for safety of principal. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer, and diversification in the Series. AIM considers whether to sell a particular security when any one of these factors materially changes.

Principal risks

Multi-Sector Bond Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in Multi-
Sector Bond Series include:

Interest rate risk. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

Income risk. Income risk is the potential for a decline in the Series' income due to falling interest rates.

Credit or default risk. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price.
If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

Call risk. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"-or repay-its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

Risks of high yield/high risk securities. A significant portion of the Series' portfolio may consist of non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds."
These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Risks of foreign investing. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S.
securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

The following information is inserted into page 6 of the prospectus in the Principal Investment Strategies section of High Yield Series:

Accrual bonds and zero coupon bonds are no longer subject to the 7.5% and 15% net asset limitations placed on IOs, POs and inverse floaters. The Series may now invest up to 25% of its net assets in accrual bonds and zero coupon bonds.

The following information is inserted into page 22 of the prospectus relating to the Aggressive Growth Series:

The following paragraph is added to the Principal
Investment Strategies section:

The Series' investments include common stocks purchased in initial public offerings (IPOs).

The following paragraphs are added to the Principal
Risks section:
     Risks of initial public offerings. Companies making initial public offerings of their stock generally have limited operating histories and their prospects for future profitability may be uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market and the small number of shares available for trading.

     The Fund's total return during 1999 was benefited from its investments in IPOs. The effect of IPOs on the Series' total returns going forward may not be as significant, either as a result of changes in the IPO market or growth of the Series' assets which may reduce the Series' total return.

     Risks of short-term trading. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; an attempt to maintain the Series' market capitalization target; and the need to sell a security to meet redemption activity in the Series.